EXHIBIT 23


                              Accountant's Consent




Board of Directors
Gold Banc Corporation, Inc.

We consent to the use of our report incorporated herein by reference in this Registration Statement on Form S-8 pertaining to the Gold Banc Corporation, Inc. Employees' 401(k) Plan.

                                                     /s/ KPMG LLP


Kansas City, Missouri
June 14, 1999